Exhibit 10.2

                                AMENDMENT NO. 1
                         TO THIRD AMENDED AND RESTATED
                     JANUARY 1999 STOCKHOLDERS' AGREEMENT

        AMENDMENT NO. 1 (this "AMENDMENT") dated as of July 7, 2000 by and among the parties set forth on the signature pages of this Amendment.

                Section 1. DEFINITIONS. Except as otherwise defined in this Amendment, terms defined in the Third Amended and Restated January 1999 Stockholders' Agreement dated as of March 10, 2000 (as from time to time amended, the "AGREEMENT") are used herein as defined therein.

                Section 2. AMENDMENTS. The Company has requested the Original Stockholders and the M/C Stockholders to amend the Agreement in certain respects, and the Original Stockholders and the M/C Stockholders are willing to so amend the Agreement, all on the terms and conditions set forth herein. Accordingly, the parties hereto hereby agree that effective as of the date hereof, the Agreement shall be amended as follows:

           A. BOARD OF DIRECTORS SIZE. The reference to "thirteen (13)" relating to the authorized size of the Board of Directors in Section 2.1(a) is deleted and replaced with a reference to "fourteen (14)".

           B. NON-EMPLOYEE DIRECTORS. The reference to "seven (7)" relating to the number of non-employee directors in Section 2.1(g) is deleted and replaced with a reference to "eight (8)".

           C. GENERAL. Any references to the Agreement after the date first set forth above (including but not limited to references in the Agreement to "this Agreement" (including indirect references such as "hereunder", "hereby", "herein" and "hereof')) shall be deemed to be references to the Agreement as amended hereby. For purposes of Section
      5.1 of the Agreement, "the date of this Agreement" shall continue to be March 10, 2000.

                Section 3. MISCELLANEOUS. Except as herein provided, the Agreement shall remain unchanged and continue in full force and effect. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment shall be governed by, and construed in accordance with, the law of the State of Delaware (excluding the choice-of-law rules thereof). The headings of the sections and subsections of this Amendment have been inserted for convenience only and shall not be deemed to be a part of this Amendment.

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first above written.

McLEODUSA INCORPORATED

By:     /s/ J. Lyle Patrick
    ----------------------------------
      Name:  J. Lyle Patrick
      Title:  Group Vice President/CFO

      /s/ Clark E. McLeod                        /s/ Mary E. McLeod
-----------------------------                   --------------------------------
Clark E. McLeod                                  Mary E. McLeod


M/C INVESTORS L.L.C.

By   /s/ Peter H.O. Claudy
   ----------------------------------
     Name:  Peter H.O. Claudy
     Title: Manager


MEDIA/COMMUNICATIONS PARTNERS III LIMITED PARTNERSHIP

By: M/C III L.L.C., its General Partner

By:     /s/ Peter H.O. Claudy
    ----------------------------------
     Name:  Peter H.O. Claudy
     Title: Manager


ALLIANT ENERGY CORPORATION, INC.

By      /s/ James E. Hoffman
   ----------------------------------
    Name:  James E. Hoffman
    Title:


ALLIANT ENERGY FOUNDATION

By:     /s/ E.M. Gleason
    ---------------------------------
    Name:  Edward M. Gleason
    Title: Treasurer


ALLIANT ENERGY INVESTMENTS, INC.

By:  /s/ James E. Hoffman
    ---------------------------------
    Name:  James E. Hoffman
    Title: President, Alliant Energy Resources


HEARTLAND PROPERTIES, INC.

By:  /s/ Henry Wertheimer
    ---------------------------------
    Name:  Henry Wertheimer
    Title: Vice President/Treasurer


LNT COMMUNICATIONS LLC
By:  Alliant Energy Resources, Inc., its sole member

By:  /s/ James E. Hoffman
    ---------------------------------
     Name:  James E. Hoffman
     Title:  President                    Gail G. Lumpkin Trust Dated 12/14/85

/s/ Richard A. Lumpkin                          BY: /s/ Richard A. Lumpkin
-------------------------                       -----------------------------
Richard A. Lumpkin                              Richard A. Lumpkin, Trustee

The two trusts created under the Mary Green             The two trusts created under the Richard
Lumpkin Gallo Trust Agreement dated                     Adamson Lumpkin Grandchildren's
December 29, 1989, one for the benefit of each          Trust dated September 5, 1980, one for the
of:                                                     the benefit of each of:
     Benjamin Iverson Lumpkin                                           Benjamin Iverson Lumpkin
     Elizabeth Arabella Lumpkin                                         Elizabeth Arabella Lumpkin

United States Trust Company                             United States Trust Company
of New York, Trustee                                    of New York, Trustee


By:    /s/ Loraine B. Tsavaris                          By:  /s/ Loraine B. Tsavaris
       ------------------------------                   -----------------------------
       Name:  Loraine B. Tsavaris                       Name:  Loraine B. Tsavaris
       Title: Managing Director                         Title: Managing Director

The trust established by Richard Adamson                The two 1990 Personal Income Trusts
Lumpkin under the Trust Agreement dated                 established by Richard A. Lumpkin, dated
February 6, 1970, for the benefit of Richard            April 20, 1990, one for the benefit of each
Anthony Lumpkin.                                        of:
                                                                 Benjamin Iverson Lumpkin
                                                                 Elizabeth Arabella Lumpkin

United States Trust Company
of New York, Trustee

                                              /s/ David R. Hodgman
                                              ---------------------------
                                              David R. Hodgman, Trustee


By:  /s/ Loraine B. Tsavaris                  /s/ Steven L. Grissom
-----------------------------                 -----------------------------
    Name:  Loraine B. Tsavaris                Steven L. Grissom, Trustee
    Title:  Managing Director